UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 23, 2020

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 23, 2020, Hilltop Holdings Inc., or the Company, held its 2020 Annual Meeting of Stockholders virtually. At the 2020 Annual Meeting, stockholders were asked to vote on five proposals: the election of the eighteen director nominees named in the proxy statement; the approval of the Hilltop Holdings Inc. 2020 Equity Incentive Plan; the approval of the Hilltop Holdings Inc. Employee Stock Purchase Plan; a non-binding advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results at the 2020 Annual Meeting were as follows:

Proposal No. 1:	The stockholders elected the following eighteen director nominees to serve on the Company’s Board of Directors until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Charlotte Jones Anderson	55,368,455	-	14,492,195	8,488,324
Rhodes R. Bobbitt	66,978,584	-	2,882,066	8,488,324
Tracy A. Bolt	68,257,405	-	1,603,245	8,488,324
J. Taylor Crandall	62,834,428	-	7,026,222	8,488,324
Charles R. Cummings	67,372,458	-	2,488,192	8,488,324
Hill A. Feinberg	63,966,628	-	5,894,022	8,488,324
Gerald J. Ford	63,404,643	-	6,456,007	8,488,324
Jeremy B. Ford	66,862,304	-	2,998,346	8,488,324
J. Markham Green	67,371,857	-	2,488,793	8,488,324
William T. Hill, Jr.	62,468,956	-	7,391,694	8,488,324
Lee Lewis	63,813,579	-	6,047,071	8,488,324
Andrew J. Littlefair	67,818,078	-	2,042,572	8,488,324
W. Robert Nichols, III	56,246,582	-	13,614,068	8,488,324
Kenneth D. Russell	51,432,425	-	18,428,225	8,488,324
A. Haag Sherman	52,855,776	-	17,004,874	8,488,324
Jonathan S. Sobel	63,822,255	-	6,038,395	8,488,324
Robert C. Taylor, Jr.	62,812,474	-	7,048,176	8,488,324
Carl B. Webb	63,822,401	-	6,038,249	8,488,324

Proposal No. 2:	The stockholders approved the adoption of the Hilltop Holdings Inc. 2020 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
65,888,670	3,898,246	73,734	8,488,324

Proposal No. 3:	The stockholders approved the adoption of the Hilltop Holdings Inc. Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
69,752,818	37,664	70,168	8,488,324

Proposal No. 4:	The stockholders approved, on an advisory basis, the 2019 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
68,044,992	1,490,011	325,647	8,488,324

Proposal No. 5:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
76,345,359	1,727,306	276,309	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: July 27, 2020	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

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